Exhibit 10.67

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00162 Contractor Change Number SC0095

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: October 11, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: SHIP CHANNEL E RANGE REAR LIGHT
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
1.Attachment A, Schedule A-1, Section 15.10.2 (LNG Slope Protection and Aids to Navigation) has an incorrect document number for the navigational aid specification. The correct document number and title is RG-000- MA-SOW-0001 (Requirements for Aids to Navigation Structure).
2.The above referenced document includes specifications for the structure, the E Range Rear Light, and the solar panels and batteries supplying power to such light to be installed on the structure. However, Owner and the United States Coast Guard (USCG) have entered into a Gratuitous Services Agreement (GSA) and paragraph 2 of the Recitals to the GSA (excerpt below) clarifies the supply and installation of the light, the solar panels, and the batteries will be performed by the USCG.
Contractor shall remove the light, solar panels, and batteries from the scope of supply and the language of Attachment A, Schedule A-1 (Scope of Work) to be revised to correctly reflect the agreed divisions of responsibility.
Contractor shall remove the light, solar panels, and batteries from the scope of supply and the language of                 Attachment A, Schedule A-1 (Scope of Work) to be revised to correctly reflect the agreed divisions of responsibility.

CHANGE
1.Attachment A, Schedule A-1, Section 15.10.2 (LNG Slope Protection and Aids to Navigation); paragraph 3 shall be modified as provided in the redline mark-up below:
[***]
2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.
3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) shall be updated per the Schedule C-3 as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order.

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$520,720,602
3)	The Contract Price prior to this Change Order was	$9,179,000,602
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$(35,100)
7)	The new Contract Price including this Change Order will be	$9,178,965,502
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Vice President
Title	Title

October 11, 2024	October 11, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00149 Contractor Change Number SC0088

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: October 29, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: STUDY – RBPL FEED GAS - LOW ARRIVAL TEMPERATURE MITIGATION
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Discussions with the Rio Bravo Pipeline owner and operator, Rio Bravo Pipeline, LLC, indicate that during colder months of the year the inlet feed gas battery limit minimum arrival temperature, will be lower than that specified in Attachment A, Schedule A-2, Section 7.4.3 (Feed Gas Battery Limit Conditions).
CHANGE
Study – RBPL Feed Gas – Low Arrival Temperature Mitigation
1.Contractor will perform a study to investigate the acceptability of the existing design to accommodate inlet feed gas battery limit minimum arrival temperature being lower than that specified in Attachment A, Schedule A-2, Section 7.4.3 (Feed Gas Battery Limit Conditions). The study will be based on a feed gas stream with the properties of AGRU Design Case 2 [ref RG-BL-011-PRO-DES-00001/ 26251-100-3DR-V04-11001 Rev. 006 Section 5.1 (Design Cases)] and include the following:
a.Determine the minimum acceptable feed gas temperature at the Acid Gas Removal Unit (AGRU) inlet which still meets the AGRU treated gas specification [ref. RG-BL-011-PRO-DES-00001/26251-100- 3DR-V04-11001 Rev. 006 Section 4.2 (Product Specification)]. Contractor shall also provide an analysis of AGRU performance for feed gas temperatures lower than that minimum acceptable feed gas temperature. Contractor shall engage the licensor BASF to assist in the analysis and to confirm its results.
b.Determine the risks of hydrate formation and identify potential mitigations if hydrate risk is confirmed.
c.Evaluate impacts to the feed gas circuit equipment including dehydration mol sieve design.
d.Check compatibility of the catalysts, solvent in feed gas line.
e.Evaluate impacts to the acid gas composition and impacts to the thermal oxidizer design.
f.Prepare a summary report of items a. through e. above along with the BASF simulation output.
(Note, if Owner Representative requires additional engagements or clarifications with the BASF that exceeds the allowance ($50,000) included in this Change Order, Contractor shall be entitled for recovery of such exceedance.)
This study will not address performance guarantee (PG) as PG is not provided by the Licensor and is not under consideration for this Change Order.
2. First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule)
shall be updated per the Schedule C-3 as provided in Attachment 3 to this Change Order.
Attachments to support this Change Order:

•Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$520,685,502
3)	The Contract Price prior to this Change Order was	$9,178,965,502
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$341,200
7)	The new Contract Price including this Change Order will be	$9,179,306,702
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[B]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Vice President
Title	Title

October 29, 2024	October 29, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00142 Contractor Change Number SC0087

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: November 07, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: TWIC FENCE AROUND LNG TANKS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Pursuant to 33 CFR § 105.305(b), Owner engaged third party consultants and conducted a preliminary Facility Security Assessment (FSA) to develop the appropriate security measures in accordance with the requirements of 33 CFR Part 105. This assessment deemed the LNG Storage Tank 1 and LNG Storage Tank 2, Jetty 1, and Jetty 2 as secure and restricted areas. Escorting in these areas must be accomplished by side-by-side accompaniment with one (1) Transportation Worker Identification Credential (TWIC) holder escorting no more than five (5) non-TWIC holders. Currently TWIC fencing is surrounding only the Jetty areas.

CHANGE
1.Attachment A, Schedule A-2, Section 16.3 (Fencing & Security); the following paragraph shall be added as the second paragraph to this section.

[***]

2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order
•Attachment 4 – Red-Line Mark-Up of DWG RG-BL-034-PIP-PP-00001 (Unit Plot Plan LNG Storage and Loading Tanks T-3401, T-3402 and Jetty 1)

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$521,026,702
3)	The Contract Price prior to this Change Order was	$9,179,306,702
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$2,630,050
7)	The new Contract Price including this Change Order will be	$9,181,936,752
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: Yes, refer to Schedule A-2, section 16.3 as redlined above.
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
[A]~~Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Vice President
Title	Title

November 7, 2024	November 7, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00174 Contractor Change Number SC0094

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: November 25, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: HEAT EXCHANGER – RBPL FEED GAS - LOW ARRIVAL TEMPERATURE MITIGATION
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
An electric heater is to be added in each Train to increase the fuel gas temperature in the line when the feed gas temperature at the Facility battery limit (potentially as low as 34oF) is below that specified in the Basis of Design to a suitable temperature for introduction into the combustion turbines.

CHANGE
1.Electric Fuel Gas Heater
In each of Train 1 and Train 2, Contractor shall add an electric fuel gas heater with the duty of 4 MMBtu/hr to the Unit 52 Fuel Gas System. The additional heating capacity shall be applied to the fuel gas downstream of the H2S Scavenger / Hg Adsorber After Filters (1S-1105A/B).
This Change Order does not change the basis of design of the feed gas temperature range for which the plant is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility.
Contractor shall have the right to an additional Change Order adjusting the Contract Price and/or Key Dates, (i) in the event the delivery of fuel gas heaters from Chromalox is delayed beyond 52 weeks, plus 90 days, including for reasons attributable to Chromalox or Contractor, from execution of the purchase order, and (ii) in the event a FERC review of the elements of this Change Order results in a delay impact.
Specific to these electric fuel gas heaters and their associated Equipment, Contractor may deviate from the Project Specifications as indicated in Table 1 below. Should there be and any other potential deviations necessary to support the standard (off the shelf) heater designs available from Chromalox, Owner will review and approve those to support Chromalox’s delivery schedule of 52 weeks.
Table 1 – Allowed Deviations
[***]
2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:

•Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$523,656,752
3)	The Contract Price prior to this Change Order was	$9,181,936,752
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$10,913,300
7)	The new Contract Price including this Change Order will be	$9,192,850,052
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $71,450,851 to 71,551,471, an increase of $100,620.
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
~~[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials:  Contractor Owner~~
[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
This item [B] applies to any impact to Contract Price and/or Key Dates due to Chromalox’s delivery of fuel gas heaters. Notwithstanding the provisions of Section 6.4, Contractor’s right to maintain a claim arising out of this Change Order shall extend until the date 15 Days following Chromalox’s delivery of fuel gas heaters.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

November 25, 2024	November 25, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00169 Contractor Change Number SC0097

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 2, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: INTERNATIONAL FIRE CODE CHANGES REQUIRED BY TDLR
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Per Section 6.2A.7 of the Agreement, Contractor is entitled to a Change Order where a Change in Law (16 TAC, Chapter 70, §70.100(a), Industrialized Housing and Buildings) has occurred after May 15, 2022. The Texas Department of Licensing and Regulation (TDLR) has adopted the 2021 International Fire Code (IFC) and 2020 National Electrical Code, effective July 1, 2024. The resulting impacts of this adoption are outlined within this Change Order.
CHANGE
1.Modifications to Prefabricated Substations and LER Buildings;Contractor to add exhaust fan alarms and battery absorbent pillows in the substations and an increase in the firewall ratings (from 1 hour to 2 hour) and add Battery acid neutralizer in the LER buildings as indicated in Table 1 (Building Modifications).
Table 1 – Building Modification
[***]
2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$536,091,152
3)	The Contract Price prior to this Change Order was	$9,194,371,152
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$1,628,260
7)	The new Contract Price including this Change Order will be	$9,195,999,412
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 2, 2024	December 2, 2024
Date of Signing	Date of Signing
CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00173 Contractor Change Number SC0096

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 2, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: STUDY - FEED GAS HEAT EXCHANGERS
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Delivery of the feed gas may arrive at the Facility battery limit at a temperature that is less than the operating minimum defined in Attachment A, Schedule A-2 (Basis of Design). Installation of a heat exchanger for each Train 1/2/3 may be required to increase the feed gas temperature to the minimum operating minimum temperature. The estimated minimum inlet feed gas temperature at the battery limit is 45o F.
CHANGE
1.Screening Assessment – Feed Gas Heat Exchangers
Contractor to prepare a screening level assessment of the options defined in Attachment 1 (Screening Assessment and Options) to this Change Order and provide a recommended solution. The assessment and recommendation must be presented to Owner within 2 weeks of the Effective Date of the Change Order.

2.EPC Proposal Study
Upon Owner’s selection of an option from the Screening Assessment, Contractor shall prepare an EPC proposal in accordance with the deliverables defined in Attachment 2 (EPC Proposal Milestones and Deliverables) to this Change Order. The proposal must be presented to Owner within 20 weeks of the Effective Date of the Change Order.

3.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per the Appendix 1 (Contract Price Breakdown) as provided in Attachment 3 to this Change Order.

4.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 4 to this Change Order.

5.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 5 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – Screening Assessment and Options
•Attachment 2 – EPC Proposal Milestones and Deliverables
•Attachment 3 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
•Attachment 4 - First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order
•Attachment 5 - First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order.

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$534,570,052
3)	The Contract Price prior to this Change Order was	$9,192,850,052
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$1,521,100
7)	The new Contract Price including this Change Order will be	$9,194,371,152
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 4.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 5.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner

~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 2, 2024	December 2, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00140 Contractor Change Number SC0086

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 5, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: VALLEY CROSSING PIPELINE FEED GAS INTERFACE
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Owner will interconnect with the Valley Crossing Pipeline, LLC (“VCP”), which will provide a second feed gas source. VCP will engineer, procure, and construct a custody transfer battery limit metering station, including a high integrity pressure protection system (HIPPS), an emergency shutdown valve (“ESDV”) and feed gas heaters on the Site north of the Rio Bravo Pipeline (RBPL) custody transfer battery limit metering station.
The area currently allocated for the RBPL custody transfer battery limit metering station will increase in dimension from 500’ x 350’ to 1000’ x 350’ to accommodate the VCP custody transfer battery limit metering station within the same allocated area.
Owner will operate and maintain the HIPPS, ESDV, and heaters.
CHANGE
Contractor shall perform all Work necessary to incorporate the interface with the VCP custody transfer battery limit metering station (similar to that being provided for the RBPL).
1.Attachment A, Schedule A-1 (Scope of Work)
a.Section 3.0 (Definitions) shall be modified to add the definitions as provided in Attachment 1 to this Change Order.
b.Section 15.11.1 (Construction Power) shall be modified per the red-line mark-up as provided in Attachment 2 to this Change Order.
c.Section 15.11.2 (Temporary Sanitation Facilities) shall be modified per the red-line markup as provided in Attachment 3 to this Change Order.
d.Section 15.15 (Construction Temporary Facilities) shall be modified per the red-line mark-up as provided in Attachment 4 to this Change Order
e.Section 16.1 (General) shall be modified per the red-line mark-up as provided in Attachment 5 to this Change Order.
f.Section 22.6 (Not Used) shall be modified per the red-line mark-up as provided in Attachment 6 to this Change Order.

2.Attachment A, Schedule A-2 (Basis of Design)
a.Section 5.3 (Configuration and Layout) shall be modified per the red-line mark-up as provided iAnttachment 7 to this Change Order.
b.Section 5.5 (Activities Performed by Other Parties) shall be modified per the red-line mark-up as provided in Attachment 8 to this Change Order.
c.Section 6.2.1 (Inlet Facilities) shall be modified per the red-line mark-up as provided in Attachment 9 to this Change Order.
d.Section 7.4.3 (Feed Gas Battery Limit Conditions) shall be modified per the red-line mark-up as provided in Attachment 10 to this Change Order.

e.Section 16.3 (Fencing & Security) shall be modified per the red-line mark-up as provided in Attachment 11 to this Change Order.

Attachments to support this Change Order:
•Attachment 1 – Attachment A, Schedule A-1, Section 3.0 (Definitions) – Redline Mark-up
•Attachment 2 – Attachment A, Schedule A-1, Section 15.11.1 (Construction Power) – Redline Mark-up
•Attachment 3 – Attachment A, Schedule A-1, Section 15.11.2 (Temporary Sanitation Facilities) – Redline Mark-up
•Attachment 4 – Attachment A, Schedule A-1, Section 15.15 (Construction Temporary Facilities) – Redline Mark-up
•Attachment 5 – Attachment A, Schedule A-1, Section 16.1 (General) – Redline Mark-up
•Attachment 6 – Attachment A, Schedule A-1, Section 22.6 – (Not Used) – Redline Mark-up
•Attachment 7 – Attachment A, Schedule A-2, Section 5.3 (Configuration and Layout) – Redline Mark-up
•Attachment 8 – Attachment A, Schedule A-2, Section 5.5 (Activities Performed by Other Parties) – Redline Mark-up
•Attachment 9 – Attachment A, Schedule A-2, Section 6.2.1 (Inlet Facilities) – Redline Mark-up
•Attachment 10 – Attachment A, Schedule A-2, Section 7.4.3 (Feed Gas Battery Limit Conditions) – Redline Mark-up
•Attachment 11 – Attachment A, Schedule A-2, Section 16.3 (Fencing and Security) – Redline Mark-up

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$537,719,412
3)	The Contract Price prior to this Change Order was	$9,195,999,412
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$1,958,900
7)	The new Contract Price including this Change Order will be	$9,197,958,312
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00140_SC0086 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.
Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00140_SC0086 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A

Impact on Basis of Design: Yes, refer to items listed in Item #2 above.
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 5, 2024	December 5, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00175 Contractor Change Number SC0098

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 5, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: ATTACHMENT KK - CURRENT INDEX VALUE UPDATES FOR Q3-2024
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q3-2024 are:

1.REINFORCING STEEL BAR (REBAR)
2.STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
3.CARBON STEEL PIPE MATERIAL, PIPE, FLANGES
4.USA FABRICATED STRUCTURAL STEEL
5.UAE FABRICATED STRUCTURAL STEEL
6.WIRE AND CABLE (COPPER)
7.CONSTRUCTION FUEL
CHANGE
1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:
•Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
•Attachment 2 – Contract Price Adjustment Calculation

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$539,678,312
3)	The Contract Price prior to this Change Order was	$9,197,958,312
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$(3,395,893)
7)	The new Contract Price including this Change Order will be	$9,194,562,419
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.

The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00175_SC0098 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.
Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00175_SC0098 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $71,551,471 to $71,340,907, a decrease of $210,564.
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 5, 2024	December 5, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 14, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Trains 1 and 2	CHANGE ORDER NUMBER: Owner EC Number: EC00184 Contractor Change Number SC0102

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 19, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: WORKSHOP BUILDING OVERHEAD CRANE - HIGH SPEED HOOK
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
For the workshop building (BLDG A-7003), Project Specification for Permanent Plant Buildings (RG-BL-000-CSA- SPC-00012/26251-100-3PS-AKBS-00001) specified the capacity of the overhead crane to be a minimum 35 tons and have a top running, underhung hook; however, the specification did not have a minimum speed requirement for the hook. A slow speed crane hook may delay or extend certain maintenance activities and therefore a hook speed requirement is being added to the project specification.
CHANGE
1.Project Specification for Permanent Plant Buildings, (RG-BL-000-CSA-SPC-00012/26251-100-3PS- AKBS-00001), Section 6.1.2 (Warehouse Racking System) shall be revised as provided in the redline mark-up below.
[***]

Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$8,658,280,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$536,282,419
3)	The Contract Price prior to this Change Order was	$9,194,562,419
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$72,300
7)	The new Contract Price including this Change Order will be	$9,194,634,719
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified)
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)

Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00184_SC0102 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.
Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00184_SC0102 will be incorporated in Change Order EC00201_SC0109 to be executed in 1Q-2025.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Vice President
Title	Title

December 19, 2024	December 19, 2024
Date of Signing	Date of Signing